Fiscal Fourth Quarter & Full Year 2025 Financial Results Conference Call

April 9, 2025

NASDAQ: LAKE



Safe Harbor & Non-GAAP Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA and Adjusted EBITDA margin, Adjusted EBITDA excluding FX, Adjusted EBITDA excluding FX margin and Adjusted Operating Expenses. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Agenda:

COMPANY OVERVIEW

COMPANY UPDATES

FINANCIAL RESULTS

KEY TAKEAWAYS

Q&A

CLOSING SUMMARY

On the Call Today:



James M. Jenkins

President, Chief Executive Officer and Executive Chairman



Roger D. Shannon

Chief Financial Officer

Corporate Overview

Lakeland Fire + Safety is a global manufacturer of personal protective equipment, apparel and accessories with a Head-to-Toe portfolio of brands that protect the world's workers, first responders, and communities during the most critical situations

Product portfolio includes firefighter protective apparel and accessories, high-end chemical protective suits, limited use/disposable protective clothing, durable woven garments, high visibility clothing, gloves, and protective sleeves across our globally recognized brands: Lakeland Fire + Safety; Lakeland Veridian; Lakeland Eagle; Lakeland LHD; Lakeland Jolly; and Lakeland Pacific Helmets.

Key Acquisitions that Improve Lakeland's Competitive Advantage in Focus Markets:

- December 16, 2024, acquired U.S. based Veridian Limited,
- July 1, 2024, acquired the fire and rescue business of LHD Group Deutschland GmbH and its subsidiaries in Hong Kong and Australia,
- February 5, 2024, acquired Italy and Romania-based Jolly Scarpe S.p.A. and Jolly Scarpe Romania S.R.L.,
- November 30, 2023, acquired New Zealand-based Pacific Helmets NZ Limited, and
- December 2, 2022, acquired Eagle Technical Products Limited

Strong market position across our focus product categories and markets is supported by continued and increasing investment in our global footprint, owning and operating its own manufacturing facilities acquiring complementary companies or products that expand and enhance product offerings and/or geographic customer territories and investing in sales and marketing resources in countries around the world.

Competitive Position: Delivery lead times, company-owned manufacturing footprint, and strong market share positions in top global markets create a barrier of entry and position Lakeland as the acquirer of choice. Own 14 patents with the U.S. Patent and Trademark Office, and own 76 trademarks.

Eighteen locations in fourteen countries, with sales representatives in 23 countries outside the U.S. and product sales in more than 50 countries.

***On January 24, 2025, Lakeland closed a Public Offering of 2,093,000 shares of its common stock for net proceeds of approximately $42.8 million**

NASDAQ: LAKE

FY 2025 Revenue[1]	$167.2M
FY 2025 Adj. EBITDA excl. FX[1]	$17.4M
Share Price[2]	$16.52
52 Week Range[2]	$15.10 - $27.28
Market Cap[2,*]	$157.1M
Enterprise Value[3,*]	$150.1M
Cash[1,*]	$17.5M
Debt[1]	$16.4M
Employees	~2,100
Locations	18 in 14 countries
Distribution	Strategic distributors in 78+ countries

1. At 1/31/25
2. As of 4/8/25
3. Calculated with share price as of 4/8/25 and cash & debt as of 1/31/25.

1) Largest Fire Protection markets include US, Germany, and Australia.

Mission-Critical Product Portfolio

FIRE

Products
- NFPA-certified Fire Turnout Gear
- CE-certified Fire Turnout Gear
- Pacific brand of safety helmets
- Jolly brand of fire boots
- Particulate Blocking Hoods
- Fire Gloves

Applications
- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue



INDUSTRIAL

Products
- Chemical Suits
- PPE / Disposable Coveralls
- FR/AR Performance Wear
- High Visibility
- Jolly and Cosmas brand of safety boots

Applications
- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Head-to-Toe Global Fire Portfolio







	Background + Product Portfolio	Highlights
✓ LAKELAND PACIFIC HELMETS **Headquarters** Whanganui, New Zealand	**Product Focus** • Fire and emergency services helmets **Certification** • CE & NFPA **Markets** • Oceania, North America, LATAM, Europe **Distribution** • Global selective distribution and private label wholesale partnerships	• Premium product line with a global reputation for safety and design • Highly innovative and R&D driven organization • Complements existing Lakeland turnout gear offering • Attractive cross-selling opportunities globally, especially in the U.S. and Europe
✓ LAKELAND VERIDIAN LAKELAND FIRE + SAFETY **Headquarters** Huntsville, AL/Des Moines, IA	**Product Focus** • Firefighter suits & apparel • Industrial FR apparel **Certification** • NFPA & Dual Certified **Markets** • U.S., LATAM and Canada **Distribution** • Strategic distributors in North & South America	• Asset-light value chain provides potential in-sourcing synergy opportunities as well as scale access to strategic suppliers • Focus on product innovations + R&D expertise to compete and take market share • Veridian solidifies Lakeland's position as a "top 5" fire turnout gear provider in the United States and expands and diversifies Lakeland's distribution network and customer base, most of which are on multi-year contracts • Adds critical U.S.-based manufacturing to complement Lakeland's global operations • Continues to provide superior lead times to North American customers
LAKELAND EAGLE FR ✓ LAKELAND LHD **Headquarters** Manchester, UK / Wesseling, Germany	**Product Focus** • Firefighter turnout gear & accessories, PPE cleaning, repair and maintenance **Certification** • NFPA, CE & Dual Certified **Markets** • Europe, Asia, Oceania, LATAM, India, & Middle East **Distribution** • Focused fire and industrial distribution and strategic end-user service contracts	• Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's product offering, particularly within fire service protective clothing • Bolsters Lakeland's sales presence and activities in EMEA and South America • Enhanced global fire services footprint in Germany and Australia, two of the three largest fire markets in the world, as well as Asia • Protective clothing maintenance ensures longevity and effectiveness of firefighting gear with an attractive recurring revenue stream • Structural, wildland, and industrial fire and rescue gear, technical rescue equipment, and station wear complement Lakeland's other fire services offerings
✓ LAKELAND JÖLLY **Headquarters** Montebelluna, Italy Bucharest, Romania	**Product Focus** • Fire, police, industrial, and military boots **Markets** • Europe, LATAM (U.S. NFPA boot in CY2025) **Distribution** • Fire, industrial, and LE distribution partners and military end-user direct contracts	• Premium product line with a global reputation for quality and design, considered one of the most high-quality boots in Europe • Highly innovative and R&D driven organization with company-owned manufacturing and Italian design • Completes Lakeland's "head-to-toe" fire product offering • Attractive cross-selling opportunities globally, particularly U.S. and LATAM

Operational & Business Updates

- **Closed Oversubscribed $46.0 Million Public Equity Offering**
  - Strengthened Balance Sheet, Repaid Indebtedness, Cash Interest Savings
  - Positioned to Accelerate Further Growth in the Fire Protection Sector
- **Closed Three Acquisitions in Calendar 2024**
  - Veridian, LHD, Jolly Scarpe
- **Internal Controls and Financial Reporting**
  - Transition of Disparate ERP Systems to SAP
- **Integration of Global Resources**
  - Certification Integration
  - Procurement Integration
  - Production Capacity Layout
- **Logistics Strategy**
  - Venlo Netherlands Warehouse Relocation Completed
  - 2025-2026 Freight Contract Negotiations Savings
  - Global Logistic Optimization

- **New Experienced Management Team has Executed Strategies Similar to Lakeland's**
  - Focused on New M&A Opportunities to Further Consolidate the Fragmented Fire Market with Newly Raised Capital and Accelerating Free Cash Flow to Support Acquisition Strategy
- **M&A Strategies**
  - Fragmented Global Fire Market
  - High Margin Decontamination and Services Segment
  - High Margin Rental Business
  - High Margin Chemical Space within industrial Offerings
- **Tariff Mitigation Measures**
  - Strategic Inventory Stocking
  - Production Shift in Asia
  - Lakeland Mexico USMCA-Compliant Products Tariff Exempt
  - Production of Lakeland Fire Gear in the U.S. at Veridian

Tariff Mitigation Measures

- **Inventory Buildup**
  - Increase in net inventories of $14.2 million ahead of imposed tariffs.
  - Inventories on January 31, 2025, totaled $82.7 million.
- **US and Mexico Production:**
  - Majority of legacy Lakeland products manufactured in Mexico are exempt from additional tariffs under USMCA
  - Domestic Lakeland U.S. Fire Services orders can be fulfilled by Veridian.
  - Mexico facility to produce Latin America and Canadian Fire Services orders.
  - Lakeland & Veridian sharing fire turnout compliance under NFPA1970 standard requirements.
  - Lakeland Mexico and Veridian have begun sharing technical documentation to facilitate future cross-production initiatives.
- **Vietnam and China**
  - Expected price increase/surcharges communicated to channel partners for products made in Vietnam and China.
  - Monitoring real-time Vietnam tariff negotiations for potential renegotiation
  - Limited range of China-produced products are imported into the U.S.

Key FY25 Themes & FY26 Outlook

- Experienced management team has each executed strategies like Lakeland's - a turnaround/efficiency focus with accretive acquisitions and synergies to accelerate growth and create value
- Completed accretive acquisitions that added product line extensions and innovative new products and expanded global markets, channels, and customers as part of our initiative to build a portfolio of premier global fire brands under Lakeland Fire + Safety in these fragmented markets
- Appointment of two distinguished professionals to drive sales initiatives for revenue growth, strategic market development and expanding market share
- Tariff mitigation initiated to minimize impacts through inventory staging and production shifts
- SAP ERP project launched to bring disparate ERP systems, including acquisitions, to a single platform
- Logistics strategies deployed, focusing on a worldwide approach for shipping and distribution
- Growing top-line revenue in fire services and industrial verticals, combined with operating and manufacturing efficiencies, to achieve higher margins

Q4 & FY25 FINANCIAL RESULTS

Financial Highlights

$ in Million	Three Months Ended Jan. 31 2025	Three Months Ended Jan. 31 2024	Year Ended Jan. 31 2025	Year Ended Jan. 31 2024
Revenue	$46.6	$31.2	$167.2	$124.7
Gross Margin	*40.1%*	*35.9%*	*41.1%*	*41.1%*
Operating Expenses	(18.8)	(14.5)	(67.4)	(45.2)
Net Income (Loss)	($18.4)	($1.0)	($18.1)	$5.4
Adjusted EBITDA excluding FX[1]	$6.1	$3.4	$17.4	$15.7
Adjusted EBITDA excluding FX Margin[1]	*13.1%*	*11.0%*	*10.4%*	*12.6%*
Cash & Cash Equivalents*			$17.5	$25.2

2025 Revenue by Product and Geography



7%
13%
36%
10%
9%
25%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign
3%
13%
38%
15%
31%
Disposables
Fire
Chemical
FR/AR Performance

*On January 24, 2025, Lakeland closed a Public Offering of 2,093,000 shares of its common stock for net proceeds of approximately $42.8 million

1) See reconciliation tables for adjusted EBITDA in appendix

Fiscal 2025 Fourth Quarter Financial Highlights

Net Sales



$31.2
$46.6
2024Q4
2025Q4

- Net sales increased $15.4 million, or 49%
- Sales of fire service products increased $14.7 million, or 226%

Gross Margin



35.9%
40.1%
2024Q4
2025Q4

- Gross margin increased 420 bps to 40.1% due to strong organic sales results, partially offset by lower gross margins from our recent acquisitions

Net Income



-$1.0
-$18.4
2024Q4
2025Q4

- Net loss of $18.4 million, driven by $10.5 million non-cash goodwill impairment and $7.6 million write-off of the investment in Bodytrak,
- Resulted in EPS diluted income of $(2.42)

Adjusted EBITDA & Adjusted EBITDA Margin



$1.8
5.7%
$5.1
11.0
$6.1
13.1%
2024Q4
2025Q4
2025 Q4
Excl. FX

- Adjusted EBITDA was driven by higher revenue, the expected reversal of profit in ending inventory and organic sales mix margin improvements
- Adjusted EBITDA excluding FX was $6.1M for an AEBITDA excluding FX margin of 13.1%

Fiscal 2025 Financial Highlights

Net Sales



$124.7
$167.2
2024
2025

- Net sales increased $42.5 million, or 34%
- Sales of fire service products increased $36.5 million, or 138%

Gross Margin



41.1%
41.1%
2024
2025

- Gross margin at 41.1% driven by improved organic gross margin offset by lower inorganic gross margin

Net Income



$5.4
-$18.1
2024
2025

- Net loss of $18.1 million, driven by $10.5 million non-cash goodwill impairment and $7.6 million write-off of the investment in Bodytrak,
- Resulted in EPS diluted income of $(2.43)

Adjusted EBITDA & Adjusted EBITDA Margin



$12.0
9.6%
$15.0
9.0%
$17.4
10.4%
2024
2025
2025 Excl. FX

- Adjusted EBITDA was driven by higher revenue, organic sales mix margin improvements partially offset by higher Operating Expenses
- Adjusted EBITDA excluding FX was $17.4M for an AEBITDA excluding FX margin of 10.4%

TTM Revenue and Adjusted EBITDA



180
160
140
120
100
Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25
Revenue



18
15
12
9
6
Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25
Adjusted EBITDA
Adjusted EBITDA - Excluding FX

	Feb-24	May-24	Jul-24	Oct-24	Jan-25
Revenue	126.6	133.6	137.7	151.8	167.2
Adjusted EBITDA	12.8	12.2	10.7	11.7	15.0
Adjusted EBITDA - Excluding FX	15.7	16.0	14.5	14.7	17.4

FQ4 Gross Margin and Adjusted EBITDA Bridge

GROSS MARGIN %


35.9%
5.8%
4.2%
4.3%
-5.3%
-4.7%
40.1%
2024Q4
Inventory Write-off 2024Q4
Organic Sales Mix
Profit in Ending Inventory
Acquired Company GM
Manufacturing & Freight
2025Q4

- Organic Gross Margin continued to improve
- Integration of newly acquired companies generating lower gross margin
- Higher manufacturing and freight costs related to revenue growth impacted GM%

ADJUSTED EBITDA


$1.8M
$2.9M
$0.5M
$2.0M
-$1.8M
-$0.2M
$5.1M
$1.0M
$6.1M
2024Q4
Organic Sales Mix
Acquired Companies
Profit Ending Inventory
Manuf. & Freight
SG&A incl. FX
2025Q4
FX
2025Q4 Adjusted EBITDA

- Profitability from Organic sales increased
- Profit in ending inventory reserve improved year over year
- Reduced FX impact offsetting SG&A increase to support strategy

FY25 Gross Margin and Adjusted EBITDA Bridge

GROSS MARGIN %



41.1%
1.6%
4.3%
-3.7%
-0.8%
-1.4%
41.1%
2024 GM
Inventory Write-off 2024
Organic Sales Mix
Acquired Company GM
Manufacturing
Freight
2025 GM Reported GM

- Organic Gross Margin continued to improve
- Integration of newly acquired companies generating lower gross margin
- Higher manufacturing and freight costs related to revenue growth impacted GM%

ADJUSTED EBITDA



$12.0M
$10.0M
$1.4M
$0.4M
-$3.3M
-$5.4M
$15.0M
$2.3M
$17.4M
2024
Organic Sales Mix
Acquired Companies
Profit Ending Inventory
Manuf. & Freight
SG&A incl. FX
2025
FX
2025 exclu. FX

- Profitability from Organic sales increased
- Profit in ending inventory reserve improved year over year
- SG&A increase to support strategy

Revenue Mix-Historical & Pro Forma with Acquisitions

Lakeland Organic FY24



5%
13%
44%
14%
11%
13%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign



5%
17%
40%
17%
21%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Lakeland Organic FY24 with full year Pacific Helmets, Jolly Scarpe, LHD Group and Veridian (pro forma)



7%
7%
8%
8%
41%
29%
USA
Europe
Latin America
Other Foreign
Asia
Other N.A.



4%
12%
13%
42%
29%
Fire
Disposables
Chemical
FR/AR Performance
High-Visibility

FY25 Revenue



7%
13%
36%
10%
9%
25%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign



3%
13%
38%
15%
31%
Disposables
Fire
Chemical
FR/AR Performance
High Visibility

Q4-FY25 Balance Sheet*

	2025Q4	2024Q4	Variance
Cash and cash equivalents	17.5	25.2	(7.7)
Accounts Receivable	27.6	19.2	8.4
Inventories	82.7	51.3	31.5
Prepaid VAT and other taxes	2.6	2.8	(0.2)
Other Current Assets	6.1	3.1	3.0
Current Assets	136.5	101.5	35.0
Property and Equipment, Net	13.9	10.7	3.3
Operating Leases Right-of-Use Assets	13.9	11.0	3.0
Deferred Tax Assets	6.3	3.1	3.2
Other Assets	0.1	0.1	0.0
Equity Investment	-	6.9	(6.9)
Goodwill	16.2	13.7	2.6
Intangible Assets, Net	25.5	6.8	18.7
Non Current Assets	76.0	52.2	23.8
Assets	**212.5**	**153.7**	**58.8**

	2025Q4	2024Q4	Variance
Accounts Payable	15.7	7.4	8.4
Accrued Compensation, Benefits & Expenses	12.6	6.4	6.2
Income tax payable	2.0	1.5	0.5
Current Portion of Operating Lease Liability	3.6	2.2	1.4
Other Current Liabilities	0.9	0.9	(0.0)
Current liabilities	34.9	18.3	16.6
Deferred Income Taxes	3.9	2.1	1.8
Long Term Portion of Debt	16.4	0.7	15.7
Long-Term Portion of Operating Lease Liability	10.7	9.1	1.6
Non Current Liablities	31.0	11.9	19.1
Liabilities	**65.9**	**30.3**	**35.6**
Additional Paid-In Capital	123.1	79.4	43.7
Other Equity	23.5	44.0	(20.5)
Equity	**146.6**	**123.5**	**23.2**
Liabilities and Stockholders Equity	**212.5**	**153.7**	**58.8**

*On January 24, 2025, Lakeland closed a Public Offering of 2,093,000 shares of its common stock for net proceeds of approximately $42.8 million

Q4-FY25 Cash Flow

	2025Q4	2024Q4	Variance
Net (loss) income	(18.1)	5.4	(23.5)
Deferred income taxes	(4.1)	(0.8)	(3.3)
Depreciation and amortization	4.4	2.1	2.2
Stock based compensation	1.6	1.4	0.2
(Gain) Loss on disposal of property and equipment	0.1	(3.8)	3.8
Change in fair value of earnout consideration	(0.7)	(2.5)	1.8
Impairment of equity method investment	7.6	-	7.6
Impairment of goodwill	10.5	-	10.5
Other reconciliation adjustments	0.6	0.7	(0.1)
Adjustments to reconcile to net (loss) income	1.8	2.5	(0.6)
Accounts receivable	(2.8)	(0.8)	(2.0)
Inventories	(14.2)	7.7	(22.0)
Other current assets	(1.2)	(0.8)	(0.4)
(Increase) decrease in operating assets	(18.3)	6.1	(24.4)
Accounts payable	6.0	0.4	5.6
Accrued expenses and other liabilities	(3.5)	1.0	(4.5)
Change in other operating assets and liabilities, net	(1.9)	1.0	(2.9)
Increase (decrease) in operating liabilities	0.6	2.4	(1.8)
Net cash (used in) provided by operating activities	**(15.9)**	**10.9**	**(26.8)**

	2025Q4	2024Q4	Variance
Purchases of property and equipment	(1.5)	(2.1)	0.5
Proceeds from sale of fixed assets	-	4.6	(4.6)
Equity & Convertible Debt Investment in Bodytrak	(1.1)	(2.2)	1.0
Acquisitions, net of cash acquired	(45.1)	(5.5)	(39.6)
Net cash used in investing activities	**(47.7)**	**(5.1)**	**(42.6)**
Secondary Stock Offering	42.6	-	42.6
Term loan borrowings	2.7	-	2.7
Term loan payments	(0.6)	(1.4)	0.8
Credit Facility Borrowings	59.4	5.7	53.7
Credit Facility Repayments	(46.2)	(5.7)	(40.5)
Dividends	(0.9)	(0.9)	0.0
UK borrowings (repayments) under line of credit facility	-	(0.4)	0.4
Purchase of Treasury Stock under stock repurchase program	(0.0)	(0.3)	0.3
Shares returned to pay employee taxes under restricted stoc	(0.4)	(0.4)	(0.0)
Net cash provided by (used in) financing activities:	**56.6**	**(3.5)**	**60.0**
Effect of exchange rate changes on cash and cash equivalen	(0.7)	(1.8)	1.1
Net increase (decrease) in cash and cash equivalents	**(7.7)**	**0.6**	**(8.3)**
Cash and cash equivalents at beginning of year	25.2	24.6	0.6
Cash and cash equivalents at end of period	**17.5**	**25.2**	**(7.7)**

Inventory



51.3
56.1
67.9
72.7
82.7
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
Organic
Pacific Helmets
Jolly Scarpe
LHD
Veridian



Organic Inventory
25.2
24.6
0.5
23.3
24.8
0.8
23.5
27.2
1.4
26.4
27.9
1.4
28.7
28.5
1.2
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
Finished Goods
Raw Materials

- Q4-FY25 Lakeland inventory is $82.7M
- Organic inventory is up $8.0M year over year
- Inventory of acquired companies is $24.4M

- Organic Finished Goods is $28.7M in Q4-FY25 up $3.5M year over year and up $2.3M quarter over quarter
- Organic Raw Materials is $28.5M in Q4-FY25 up $3.9M year over year and up $0.6M quarter over quarter

Fiscal 2026 Guidance and Outlook

- **Revenue**[1]
  - We expect FY 2026 Revenue of $210 to $220 million. This Revenue expectation includes the recently announced Veridian, LHD, Jolly Scarpe and Pacific Helmets acquisitions.

- **Adjusted EBITDA excluding FX**[1]
  - We expect FY 2026 Adjusted EBITDA, excluding any material negative impact from foreign exchange, of $24 to $29 million. This expectation includes the recently announced Veridian, LHD, Jolly Scarpe and Pacific Helmets acquisitions.

[1]This guidance is based on our current backlog of orders and current expectations. These metrics constitute forward-looking statements and are based on current expectations.

Closing Summary

- **Strong FY2025 Net Sales Growth** – Increased 34% to $167.2 Million
- **High-Value, Strategic Product Line Growth**, Led By Fire Services – Record Q4'25 Revenue Growth of 226%
- **Near Term Strategy** – Complete Head-to-Toe Global Fire Portfolio with closing of Veridian Acquisition – Largest Fire Turnout Brand in U.S.
    - Further realization of acquisition synergies to drive bottom-line performance
- **Long Term Strategy** – Integration of Global Resources – New Logistics Strategy – New ERP System– M&A Opportunities
- **Capital Allocation** - Fortified Balance Sheet with Recent $46 Million Oversubscribed Capital Raise Brings Debt/EBITDA Ratio to 1.2X
- **Strong Outlook** - FY 2026 Revenue Guidance Range of $210 Million to $220 Million and Adjusted EBITDA Excluding FX of $24 Million to $29 Million



LAKELAND
FIRE + SAFETY
NASDAQ: LAKE

Company
1525 Perimeter Parkway
Suite 325
Huntsville, AL 35806

Investor Relations
Chris Tyson
MZ Group
949-491-8235
LAKE@mzgroup.us

www.lakeland.com

Q4 & FY25 Financial Summary

	THREE MONTHS ENDED January 31,			TWELVE MONTHS ENDED January 31,		
	2025	2024	Variance	2025	2024	Variance
Net sales	$46,628	$31,239	49.3%	$167,211	$124,688	34.1%
Gross Margin	40.1%	35.9%	420bps	41.1%	41.1%	0bps
Adjusted EBITDA excluding FX	$6,110	$3,430	78.1%	$17,355	$15,716	10.4%
Adjusted EBITDA excluding FX Margin	13.1%	11.0%	210bps	10.4%	12.6%	-220bps
Diluted EPS	-$2.42	-$0.13	-$2.29	-$2.43	$0.72	-$3.15

($000's Except Share Information)

Non-GAAP Reconciliation – Q4 & FY25

	THREE MONTHS ENDED January 31,		TWELVE MONTHS ENDED January 31,	
	2025	2024	2025	2024
Net Income to EBITDA				
Net income (loss)	-$18,437	-$977	-$18,075	$5,425
Interest expense	$618	$30	$1,650	$52
Taxes	-$397	$1,253	-$281	$3,930
Depreciation and amortization	$1,756	$592	$4,775	$2,291
Impairment - Goodwill	$10,538	$0	$10,538	$0
Impairment - Investment	$7,639	$0	$7,639	$0
EBITDA	**$1,716**	**$899**	**$6,245**	**$11,700**
EBITDA to Adjusted EBITDA (excluding non-cash expenses)				
EBITDA	**$1,716**	**$899**	**$6,245**	**$11,700**
Stock Compensation	$476	$143	$1,558	$890
Other Income	-$105	-$3,603	-$198	-$3,415
Monterrey	$352	$368	$1,258	$744
Acquisition Expenses	$1,528	$512	$3,709	$529
Restructuring	$155	$0	$486	$0
Severance	$693	$581	$1,761	$1,349
Earnout Revaluation	$0	$151	-$689	-$2,538
Inventory Write-off	$0	$2,719	$0	$2,719
PFAS Litigation	$122	$0	$740	$0
ERP Project	$174	$0	$174	$0
Adjusted EBITDA	**$5,110**	**$1,770**	**$15,043**	**$11,977**

($000's Except Share Information)

Non-GAAP Reconciliation – Q4 & FY25

	THREE MONTHS ENDED January 31,		TWELVE MONTHS ENDED January 31,	
	2025	2024	2025	2024
Adjusted EBITDA Margin				
Adjusted EBITDA	**$5,110**	**$1,770**	**$15,043**	**$11,977**
Divided by net sales	$46,628	$31,239	$167,211	$124,688
Adjusted EBITDA Margin	**11.0%**	**5.7%**	**9.0%**	**9.6%**
Adjusted EBITDA excluding FX				
Adjusted EBITDA	**$5,110**	**$1,770**	**$15,043**	**$11,977**
Currency Fluctuation	$1,000	$1,660	$2,312	$3,738
Adjusted EBITDA excluding FX	**$6,110**	**$3,430**	**$17,355**	**$15,716**
Adjusted EBITDA excluding FX Margin				
Adjusted EBITDA excluding FX	**$6,110**	**$3,430**	**$17,355**	**$15,716**
Divided by net sales	$46,628	$31,239	$167,211	$124,688
Adjusted EBITDA excluding FX Margin	**13.1%**	**11.0%**	**10.4%**	**12.6%**

($000's Except Share Information)

Non-GAAP Reconciliation – Q4 2025

	THREE MONTHS ENDED January 31, 2025	THREE MONTHS ENDED October 31, 2024
Adjusted Operating Expenses		
Operating Expenses	**$18,839**	**$17,753**
Depreciation and amortization	-$682	-$722
Equity Compensation	-$476	-$455
Monterrey	-$352	-$447
Acquisition Expenses	-$1,528	-$497
Severance and restructuring	-$847	-$654
PFAS Litigation	-$122	-$177
ERP Project	-$174	$0
FX	-$1,000	-$462
Adjusted Operating Expenses	**$13,658**	**$14,339**

($000's Except Share Information)